UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-7154

Cohen & Steers Total Return Realty Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2007

Item 1. Reports to Stockholders.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

August 9, 2007

To Our Shareholders:

We are pleased to submit to you our report for the six months ended June 30, 2007. The net asset value at that date was $18.08 per common share. The fund's common stock is traded on the New York Stock Exchange and its share price can differ from its net asset value; at period end, the fund's closing price on the NYSE was $17.46. The total return, including income, for Cohen & Steers Total Return Realty Fund and the comparative benchmarks were:

Six Months Ended June 30, 2007
Cohen & Steers Total Return Realty Fund at Market Value[a]	-11.10%
Cohen & Steers Total Return Realty Fund at Net Asset Value[a]	-5.23%
FTSE NAREIT Equity REIT Index[b]	-5.89%
S&P 500 Index[b]	6.96%
Blend—80% FTSE NAREIT Equity REIT Index 20% Merrill Lynch REIT Preferred Index[b]	-4.54%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Three monthly dividends of $0.1125 per common share were declared and will be paid to common shareholders on July 31, 2007, August 31, 2007 and September 28, 2007.c

a  As a closed-end investment company, the price of the fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the fund.

b The FTSE NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The Merrill Lynch REIT Preferred Index is an unmanaged index of real estate preferred securities.

c  Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year on form 1099-DIV.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Investment Review

Following four years of strong absolute and relative performance, including a 35% total return in 2006 (as measured by the FTSE NAREIT Equity REIT Index) and seven years of positive returns, REITs had generally negative returns in the first half of 2007. REITs began the year on a positive note, buoyed by a January bidding contest between Vornado and The Blackstone Group for control of Equity Office Properties (EOP). Blackstone prevailed, purchasing EOP at a sizable premium, prompting investors at that time to raise valuation estimates for publicly traded real estate securities.

REITs struggled over the remainder of the period, however, declining nearly 20% from their February highs. This reflected concerns over rising interest rates and uncertainty about whether asset pricing would suffer. Expectations for Federal Reserve monetary easing were pushed back as economic growth continued and inflation fears persisted. The possibility that the Fed might in fact raise rates entered the picture, and the yield on the 10-year Treasury bond in June climbed to 5.26%, its highest level in five years; the yield retreated to 5.03% by period end.

Growth rates for real estate companies generally stabilized, after accelerating in the past few years. This signaled an end to the stock-multiple expansion phase of the real estate cycle, and set expectations for more normalized returns for REITs. Put another way, capitalization rate compression for real estate assets is likely over (a cap rate is the inverse of the earnings multiple).

Most property sectors declined. Among the poorest performing sectors were self storage, due to concerns that a slowing economy might materially affect demand; and health care, as these companies are typically more sensitive to rising interest rates, due to the long-term nature of their leases.

Apartments stage partial recovery

Apartments initially underperformed on concerns about the weakening housing market. However, the group's performance improved late in the period when Archstone-Smith, a leading apartment REIT, agreed to be acquired by a partnership sponsored by Tishman Speyer and Lehman Brothers for $22.2 billion, a 22.7% premium to the stock price before a rumor of the deal was published on May 24, 2007. This deal underscored for the market the overall positive prospects for apartment fundamentals and the sustainability of apartment asset pricing. The sector outperformed for the period as a whole.

Merger activity stimulated the hotel sector's relative performance. Late in the quarter, Equity Inns, the third-largest hotel REIT as measured by the number of hotels owned, announced that it would be acquired by an affiliate of Whitehall Street Global Real Estate in a transaction valued at $2.2 billion. This represented a 19% premium to the stock's previous day closing price.

Rising yields pressure preferred securities

The Merrill Lynch REIT Preferred Index had a total return of 0.4% for the period. After a positive first quarter, preferreds were buffeted by rising bond yields and widening credit spreads late in the second quarter. The fund

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

maintained an allocation to preferred securities in order to enhance potential income and dampen volatility. We believe that quality is a primary criterion for investment selection in the preferred market, and find little value in moving down the credit scale at this point in the cycle.

Performance hampered by health care overweight, aided by preferred security selection

The fund underperformed its hybrid benchmark, hindered by our overweight in the health care sector and underweights in the specialty, hotel and regional mall sectors. Stock selection in the apartment, mortgage and office sectors also detracted from performance. Factors that helped the fund's relative performance included our underweight in the shopping center and self storage sectors and stock selection in the industrial, self storage and diversified sectors. The fund's allocation to preferred securities helped its performance in both absolute and relative terms, as security selection was favorable.

Investment Outlook

Before REITs can manage a sustainable performance recovery, investors may require more clarity on inflation and economic growth. In our opinion, if the economy gains momentum, it would likely benefit real estate companies; however, it might cause the Fed to raise interest rates, unsettling stock prices, including REITs. A cooling economy, on the other hand, would likely prompt the Fed to cut rates, which could lift stocks, as a rate reduction is not currently expected by the market.

We believe that a fair degree of pessimism has now been priced into REITs, including the possibility of some decline in property asset values. We believe REITs, on the whole, are attractively valued, with many trading at compelling discounts (more than 20% in some cases) to their underlying net asset values, compared with their long-term average of a 5% premium to NAV. The private equity market continues to value REITs more aggressively than the public market, as evidenced by the continued privatizations of real estate companies.

From a property sector perspective we continue to favor apartments, and believe that recent events underscore our view that a downward trend in owner-occupied housing prices, coupled with tightening credit standards, are clear positives for the sector. In our view, uncertainty in the housing market should ultimately result in lower overall home ownership rates in the next five years, which in turn should benefit apartment owners. We also like the self-storage and office sectors on a stock-specific basis, and believe that the market has taken too negative a view of these sectors.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	JAMES S. CORL

Portfolio Manager	Portfolio Manager

WILLIAM F. SCAPELL	THOMAS N. BOHJALIAN

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are as of the date stated and are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering REIT, utility and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

JUNE 30, 2007

Top Ten Holdingsa
(Unaudited)

Security	Market Value	% of Net Assets
Vornado Realty Trust	$9,259,512	5.5%
Macerich Co.	8,612,890	5.1
Ventas	7,672,276	4.6
AvalonBay Communities	7,061,472	4.2
Mack-Cali Realty Corp.	5,701,539	3.4
Liberty Property Trust	5,675,756	3.4
Brandywine Realty Trust	5,284,014	3.2
Nationwide Health Properties, 7.677%, Series A	4,723,500	2.8
Health Care Property Investors	4,298,998	2.6
Nationwide Health Properties	4,278,560	2.6

a  Top ten holdings are determined on the basis of the market value of individual securities held. The fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2007 (Unaudited)

		Number of Shares	Value
COMMON STOCK	75.9%
DIVERSIFIED	10.6%
British Land Co., PLC (United Kingdom)		38,512	$1,036,302
Colonial Properties Trust		82,100	2,992,545
Entertainment Properties Trust		20,500	1,102,490
iStar Financial		57,000	2,526,810
Unibail-Rodamco (France)		3,200	823,547
Vornado Realty Trust		84,300	9,259,512
			17,741,206
HEALTH CARE	12.4%
Health Care Property Investors		148,600	4,298,998
Health Care REIT		27,600	1,113,936
Nationwide Health Properties		157,300	4,278,560
Omega Healthcare Investors		35,500	561,965
Senior Housing Properties Trust		135,228	2,751,890
Ventas		211,649	7,672,276
			20,677,625
HOTEL	3.6%
DiamondRock Hospitality Co.		99,100	1,890,828
Hospitality Properties Trust		51,700	2,145,033
Strategic Hotels & Resorts		86,700	1,949,883
			5,985,744
INDUSTRIAL	1.9%
DCT Industrial Trust		121,800	1,310,568
ING Industrial Fund (Australia)		512,202	1,016,133
ProLogis European Properties (Netherlands)		48,400	848,315
			3,175,016
MORTGAGE	2.0%
Annaly Capital Management		50,500	728,210
Newcastle Investment Corp.		107,827	2,703,223
			3,431,433

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2007 (Unaudited)

		Number of Shares	Value
OFFICE	12.9%
BioMed Realty Trust		64,057	$1,609,112
Brandywine Realty Trust		184,885	5,284,014
Derwent London PLC (United Kingdom)		22,800	840,149
HRPT Properties Trust		107,300	1,115,920
ING Office Fund (Australia)		718,800	1,066,448
Kilroy Realty Corp.		27,000	1,912,680
Mack-Cali Realty Corp.		131,100	5,701,539
Maguire Properties		99,100	3,402,103
Mapeley Ltd. (United Kingdom)		10,300	580,377
			21,512,342
OFFICE/INDUSTRIAL	5.0%
EastGroup Properties		18,500	810,670
First Potomac Realty Trust		34,624	806,393
Liberty Property Trust		129,200	5,675,756
Parkway Properties		20,300	975,009
			8,267,828
RESIDENTIAL—APARTMENT	16.3%
American Campus Communities		48,969	1,385,333
Apartment Investment & Management Co.		52,800	2,662,176
Archstone-Smith Trust		31,308	1,850,616
AvalonBay Communities		59,400	7,061,472
Camden Property Trust		53,500	3,582,895
Education Realty Trust		92,100	1,292,163
Home Properties		81,800	4,247,874
Mid-America Apartment Communities		38,600	2,025,728
UDR		122,672	3,226,273
			27,334,530
SELF STORAGE	2.3%
Extra Space Storage		68,300	1,126,950
Sovran Self Storage		33,400	1,608,544
U-Store-It Trust		68,100	1,116,159
			3,851,653

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2007 (Unaudited)

		Number of Shares	Value
SHOPPING CENTER	8.9%
COMMUNITY CENTER	2.4%
Cedar Shopping Centers		90,200	$1,294,370
Inland Real Estate Corp.		55,300	938,994
Urstadt Biddle Properties—Class A		102,700	1,746,927
			3,980,291
REGIONAL MALL	6.5%
Glimcher Realty Trust		95,500	2,387,500
Macerich Co.		104,500	8,612,890
			11,000,390
TOTAL SHOPPING CENTER			14,980,681
TOTAL COMMON STOCK (Identified cost—$74,879,498)			126,958,058
PREFERRED STOCK	22.3%
DIVERSIFIED	1.9%
Colonial Properties Trust, 8.125%, Series D		14,600	371,278
Crescent Real Estate Equities Co., 6.75%, Series A (Convertible)		39,700	986,942
Digital Realty Trust, 8.50%, Series A		10,700	277,665
Digital Realty Trust, 7.875%, Series B		13,200	333,168
iStar Financial, 7.875%, Series E		25,000	630,000
Lexington Realty Trust, 7.55%, Series D		26,000	632,840
			3,231,893
HEALTH CARE	3.8%
Health Care REIT, 7.625%, Series F		17,000	428,740
Health Care REIT, 7.50%, Series G		38,800	1,154,688
Nationwide Health Properties, 7.677%, Series A		47,000	4,723,500
			6,306,928

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2007 (Unaudited)

		Number of Shares	Value
HOTEL	2.0%
Hospitality Properties Trust, 7.00%, Series C		16,000	$388,800
LaSalle Hotel Properties, 7.25%, Series G		20,000	472,000
Strategic Hotels & Resorts, 8.50%, Series A		10,000	247,500
Strategic Hotels & Resorts, 8.25%, Series B		11,000	274,450
Strategic Hotels & Resorts, 8.25%, Series C		53,500	1,357,830
Sunstone Hotel Investors, 8.00%, Series A		22,000	553,520
			3,294,100
INDUSTRIAL	0.3%
EastGroup Properties, 7.95%, Series D		21,000	526,680
MORTGAGE	0.5%
Anthracite Capital, 8.25%, Series D		13,300	310,223
Newcastle Investment Corp., 8.375%, Series D		7,000	175,350
NorthStar Realty Finance Corp., 8.25%, Series B		15,000	356,100
			841,673
OFFICE	4.1%
BioMed Realty Trust, 7.375%, Series A		30,000	750,000
Brandywine Realty Trust, 7.50%, Series C		9,028	224,075
Highwoods Properties, 8.625%, Series A		4,300	4,171,000
HRPT Properties Trust, 8.75%, Series B		52,800	1,339,536
SL Green Realty Corp., 7.625%, Series C		15,000	375,150
			6,859,761
OFFICE/INDUSTRIAL	0.6%
Duke Realty Corp., 6.625%, Series J		7,800	187,512
PS Business Parks, 6.70%, Series P		37,100	872,592
			1,060,104
RESIDENTIAL—APARTMENT	3.0%
Apartment Investment & Management Co., 9.375%, Series G		113,200	2,892,260
Apartment Investment & Management Co., 7.75%, Series U		40,000	1,024,000
Mid-America Apartment Communities, 8.30%, Series H		17,300	437,690
Post Properties, 8.50%, Series A		7,900	418,700
UDR, 6.75%, Series G		11,900	293,097
			5,065,747

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2007 (Unaudited)

		Number of Shares	Value
SELF STORAGE	1.7%
Public Storage, 7.25%, Series I		29,700	$758,835
Public Storage, 7.25%, Series K		36,300	934,362
Public Storage, 6.75%, Series L		12,000	293,520
Public Storage, 6.625%, Series M		33,200	793,480
			2,780,197
SHOPPING CENTER	4.4%
COMMUNITY CENTER	1.7%
Cedar Shopping Centers, 8.875%, Series A		10,000	261,400
Ramco-Gershenson Property Trust, 9.50%, Series B		11,600	293,016
Regency Centers Corp., 7.45%, Series C		34,800	874,524
Saul Centers, 8.00%, Series A		26,800	680,452
Urstadt Biddle Properties, 8.50%, Series C		4,000	440,000
Weingarten Realty Investors, 6.50%, Series F		11,000	261,250
			2,810,642
REGIONAL MALL	2.7%
CBL & Associates Properties, 7.75%, Series C		11,000	276,540
Glimcher Realty Trust, 8.125%, Series G		16,000	399,200
Pennsylvania REIT, 11.00%, Series A		45,400	2,393,488
Simon Property Group, 8.375%, Series J		13,000	877,500
Taubman Centers, 7.625%, Series H		25,900	650,867
			4,597,595
TOTAL SHOPPING CENTER			7,408,237
TOTAL PREFERRED STOCK (Identified cost—$35,201,241)			37,375,320

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2007 (Unaudited)

		Principal Amount	Value
CORPORATE BOND	0.3%
HEALTH CARE
Ventas Realty LP/Capital Corp., 6.75%, due 4/1/17 (Identified cost—$497,039)		$500,000	$496,250
COMMERCIAL PAPER	1.8%
San Paolo U.S. Finance Co., 4.15%, due 7/2/07 (Identified cost—$2,945,661)		2,946,000	2,945,661
TOTAL INVESTMENTS (Identified cost—$113,523,439)	100.3%		167,775,289
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.3)%		(528,422)
NET ASSETS (Equivalent to $18.08 per share based on 9,249,159 shares of common stock outstanding)	100.0%		$167,246,867

Glossary of Portfolio Abbreviation

REIT  Real Estate Investment Trust

Note: Percentages indicated are based on the net assets of the fund.

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2007 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$113,523,439)	$167,775,289
Dividends and interest receivable	802,758
Receivable for investment securities sold	25,196
Other assets	14,757
Total Assets	168,618,000
LIABILITIES:
Payable for investment securities purchased	1,030,004
Payable for dividends declared	150,234
Payable for investment advisory fees	99,232
Payable for directors' fees	7,310
Other liabilities	84,353
Total Liabilities	1,371,133
NET ASSETS applicable to 9,249,159 shares of $0.001 par value common stock outstanding	$167,246,867
NET ASSETS consist of:
Paid-in-capital	$103,122,451
Dividends in excess of net investment income	(4,163,161)
Accumulated undistributed net realized gain on investments	14,036,574
Net unrealized appreciation	54,251,003
$167,246,867
NET ASSET VALUE PER SHARE:
($167,246,867 ÷ 9,249,159 shares outstanding)	$18.08
MARKET PRICE PER SHARE	$17.46
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER SHARE	(3.43)%

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2007 (Unaudited)

Investment Income:
Dividend income (net of $13,085 of foreign withholding tax)	$2,799,063
Interest income	100,107
Total Income	2,899,170
Expenses:
Investment advisory fees	631,741
Shareholder reporting expenses	50,123
Professional fees	34,594
Directors' fees and expenses	31,675
Custodian fees and expenses	20,798
Transfer agent fees and expenses	14,087
Administration fees	12,454
Registration fees	9,789
Miscellaneous	8,561
Total Expenses	813,822
Net Investment Income	2,085,348
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	14,119,154
Foreign currency transactions	(64)
Net realized gain	14,119,090
Net change in unrealized appreciation on:
Investments	(25,346,733)
Foreign currency translations	(868)
Net change in unrealized appreciation	(25,347,601)
Net realized and unrealized loss on investments	(11,228,511)
Net Decrease in Net Assets Resulting from Operations	$(9,143,163)

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2007	For the Year Ended December 31, 2006
Change in Net Assets:
From Operations:
Net investment income	$2,085,348	$4,879,030
Net realized gain on investments	14,119,090	18,826,353
Net change in unrealized appreciation on investments	(25,347,601)	19,610,641
Net increase (decrease) in net assets resulting from operations	(9,143,163)	43,316,024
Dividends and Distributions to Shareholders from:
Net investment income	(6,173,818)	(4,914,345)
Net realized gain on investments	—	(18,650,549)
Tax return of capital	—	(3,720,135)
Total dividends and distributions to shareholders	(6,173,818)	(27,285,029)
Total increase (decrease) in net assets	(15,316,981)	16,030,995
Net Assets:
Beginning of period	182,563,848	166,532,853
End of period[a]	$167,246,867	$182,563,848

a  Includes dividends in excess of net investment income of $4,163,161 and $74,691, respectively.

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended	For the Year Ended December 31,
Per Share Operating Performance:	June 30, 2007	2006	2005	2004	2003	2002
Net asset value, beginning of period	$19.74	$18.01	$19.72	$16.99	$13.52	$13.41
Income from investment operations:
Net investment income	0.23	0.52	0.49 [a]	0.64	0.58	0.64
Net realized and unrealized gain (loss) on investments	(1.22)	4.16	0.67	3.24	3.92	0.43
Total income (loss) from investment operations	(0.99)	4.68	1.16	3.88	4.50	1.07
Less dividends and distributions to shareholders from:
Net investment income	(0.67)	(0.53)	(0.49)	(0.64)	(0.58)	(0.75)
Net realized gain on investments	—	(2.02)	(1.90)	(0.35)	(0.35)	(0.21)
Tax return of capital	—	(0.40)	(0.48)	(0.16)	(0.10)	—
Total dividends and distributions to shareholders	(0.67)	(2.95)	(2.87)	(1.15)	(1.03)	(0.96)
Net increase (decrease) in net assets	(1.66)	1.73	(1.71)	2.73	3.47	0.11
Net asset value, end of period	$18.08	$19.74	$18.01	$19.72	$16.99	$13.52
Market value, end of period	$17.46	$20.32	$18.53	$20.12	$17.74	$14.19
Total market value return[b]	–11.10%[c]	26.74%	6.25%	20.83%	33.36%	11.53%
Total net asset value return[b]	–5.23%[c]	26.68%	5.37%	23.65%	34.05%	7.77%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$167.2	$182.6	$166.5	$182.4	$157.1	$125.0
Ratio of expenses to average daily net assets	0.90%[d]	0.88%	0.91%	0.92%	0.95%	0.96%
Ratio of net investment income to average daily net assets	2.31%[d]	2.70%	2.56%	3.62%	3.93%	4.59%
Portfolio turnover rate	13%[c]	18%	15%	3%	22%	30%

a  Calculation based on average shares outstanding.

b  Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions, if any, are assumed for purposes of these calculations, to be reinvested at prices obtained under the fund's dividend reinvestment plan.

c  Not annualized.

d  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Total Return Realty Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on September 4, 1992 and is registered under the Investment Company Act of 1940 as amended, as a nondiversified, closed-end management investment company. The fund's investment objective is maximum total return.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

Securities for which market prices are unavailable, or securities for which the advisor determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the fund is informed after the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Foreign Currency Translation and Forward Foreign Currency Contracts: The books and records of the fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts (forward contracts) are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Foreign Securities: The fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the fund unless the shareholder has elected to have them paid in cash.

Distributions paid by the fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2007, the advisor considers it likely that a portion of the dividends will be reclassified to return of capital and distributions of net realized capital gains upon the final determination of the fund's taxable income for the year.

Federal Income Taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

Borrowings and Leverage: The fund may borrow for leveraging purposes when an investment opportunity arises but the advisor believes that it is not appropriate to liquidate any existing investments. The fund will only borrow when the advisor believes that the cost of borrowing to carry the assets to be acquired through leverage will be lower than the return earned by the fund on its longer-term portfolio investments. Should the differential between interest rates on borrowed funds and the return from investment assets purchased with such funds narrow, the fund would realize less of a positive return, with the additional risk that, during periods of adverse market conditions, the market value of the fund's entire portfolio holdings (including those acquired through leverage) may decline far in excess of incremental returns the fund may have achieved in the interim. The fund had no borrowings during the six months ended June 30, 2007.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 2. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the fund's investment advisor pursuant to an advisory agreement (the advisory agreement). Under the terms of the advisory agreement, the advisor provides the fund with day-to-day investment decisions and generally manages the fund's investments in accordance with the stated policies of the fund, subject to the supervision of the fund's Board of Directors.

For the services under the advisory agreement, the fund pays the advisor an advisory fee, accrued daily and paid monthly, at an annual rate of 0.70% of the fund's average daily net assets.

Directors' and Officers' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the advisor. The fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $583 from the fund for the six months ended June 30, 2007.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2007 totaled $23,968,092 and $26,343,350, respectively.

Note 4. Income Tax Information

As of June 30, 2007, the federal tax cost and net unrealized appreciation were as follows:

Cost for federal income tax purposes	$113,523,439
Gross unrealized appreciation	$55,319,854
Gross unrealized depreciation	(1,068,004)
Net unrealized appreciation	$54,251,850

Note 5. Common Stock

The fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share. During the six months ended June 30, 2007 and the year ended December 31, 2006, there were no transactions in shares of common stock.

Note 6. Other

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 7. New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. An assessment of the fund's tax positions has been made and it has been determined that there is no impact to the fund's financial statements.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the fund's financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

PROXY RESULTS (Unaudited)

During the six months ended June 30, 2007, Cohen & Steers Total Return Realty Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 19, 2007. The description of each proposal and number of shares voted are as follows:

	Shares Voted For	Authority Withheld
To Elect Directors
Martin Cohen	8,638,706	86,129
Richard J. Norman	8,636,646	88,189
Frank K. Ross	8,638,461	86,374

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended June 30, 2007) (Unaudited)

Based on Net Asset Value				Based on Market Value
One Year	Five Years	Ten Years	Since Inception (9/27/93)	One Year	Five Years	Ten Years	Since Inception (9/27/93)
9.26%	14.71%	11.51%	12.20%	16.02%	13.70%	11.50%	11.33%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The fund may also pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Meet the Cohen & Steers family of open-end funds:

COHEN & STEERS
REALTY SHARES

  •  Designed for investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
REALTY INCOME FUND

  •  Designed for investors seeking high current income, investing primarily in REITs

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking maximum total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for investors seeking maximum total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
REALTY FOCUS FUND

  •  Designed for investors seeking maximum capital appreciation, investing in a limited number of REITs and other real estate securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

COHEN & STEERS
UTILITY FUND

  •  Designed for investors seeking maximum total return, investing primarily in utilities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS
EUROPEAN REALTY SHARES

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities located in Europe

  •  Symbols: EURAX, EURCX, EURIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

James S. Corl
Vice president

William F. Scapell
Vice president

Thomas N. Bohjalian
Vice president

John E. McLean
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Administrator and Custodian

State Street Corp.
One Lincoln Street
Boston, MA 02111

Transfer Agent

The Bank of New York
101 Barclay Street
New York, NY 10286
(800) 432-8224

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: RFI

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

TOTAL RETURN REALTY FUND

280 PARK AVENUE

NEW YORK, NY 10017

SEMIANNUAL REPORT

JUNE 30, 2007

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: August 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
Name: James Giallanza
Title: Treasurer
(principal financial officer)

Date: August 29, 2007